EXHIBIT 10.04
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                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

            This Amended and Restated Stockholders Agreement dated as of July 18, 2003 (the "Agreement") by and among (i) DSL.net, Inc., a Delaware corporation (the "Company"), (ii) the investors (the "Warrant Investors") listed on Schedule A and Schedule B to the Note and Warrant Purchase Agreement dated as of July 18, 2003 (the "Purchase Agreement"), (iii) the holders (the "Series X Investors") of shares of Series X Convertible Preferred Stock, par value $.001 per share (the "Series X Preferred Stock") of the Company, (iv) the holders (the "Series Y Investors") of shares of Series Y Convertible Preferred Stock, par value $.001 per share (the "Series Y Preferred Stock") of the Company, and (v) the holders (the "Guarantee Warrant Holders") of the warrants (the "Guarantee Warrants") exercisable for shares of the Common Stock, par value $0.0005 per share (the "Common Stock"), of the Company issued or to be issued in connection with the guaranty of the Company's obligations under that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Company and Fleet National Bank. The Series X Investors, the Series Y Investors, the Warrant Investors and the Guarantee Warrant Holders are referred to herein individually as an "Investor", and collectively as the "Investors":

                                   WITNESSETH:

            WHEREAS, the Series X Investors are the holders of all of the outstanding shares of Series X Preferred Stock;

            WHEREAS, the Series Y Investors are the holders of all of the outstanding shares of Series Y Preferred Stock;

            WHEREAS, the Guarantee Warrant Holders are the holders of all of the outstanding Guarantee Warrants exercisable for shares of the Common Stock of the Company;

            WHEREAS, the Company, the Guarantee Warrant Holders, the Series X Investors and the Series Y Investors have previously entered into a Stockholders Agreement dated as of December 24, 2001, as amended (the "Existing Stockholders Agreement");

            WHEREAS, the Warrant Investors are acquiring notes in the aggregate principal amount of $30,000,000 (the "Notes") and warrants (the "Investor Warrants") to purchase up to an aggregate of 157,894,737 shares of Common Stock pursuant to the terms of the Purchase Agreement;

            WHEREAS, the Company, the Warrant Investors, the Guarantee Warrant Holders, the Series X Investors, and the Series Y Investors desire to provide for the composition of the Company's Board of Directors and certain other matters as set forth in this Agreement; and

            WHEREAS, it is a condition to the obligations of the Warrant Investors under the Purchase Agreement that this Agreement be executed by the parties hereto and that the Existing Stockholders Agreement be terminated and superseded hereby; and

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              Amended and Restated Stockholders Agreement - Page 2

            WHEREAS, the parties are willing to execute this Agreement and to be bound by the provisions hereof;

            NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                        THE BOARD OF DIRECTORS; ELECTIONS

            1.1 Board of Directors.

            (a) Number of Directors. For so long as the Warrant Investors listed on Schedule A of the Purchase Agreement (the "Designating Warrant Investors") beneficially own outstanding Notes with an aggregate principal amount of at least $5,000,000 or at least 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, then, subject to the provisions of the certificate of incorporation of the Company (the "Charter"), the number of directors constituting the entire Board of Directors of the Company shall be fixed at no more than eleven (11); provided that such number may be increased by resolution of the Board (i) to the extent necessary to comply with Section 1.5,
(ii) in connection with any merger, consolidation, acquisition, business combination or similar transaction contemplated by the Company or (iii) with the prior consent of the Designating Warrant Investors, if any, beneficially owning a majority of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants owned by such Designating Warrant Investors (or, if the Designating Warrant Investors beneficially own less than 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, with the prior consent of the Designating Warrant Investors holding at least a majority of the aggregate principal amount owing under the Notes held by the Designating Warrant Investors).

            (b) Election of Directors. At any time at which stockholders of the Company will have the right to, or will vote for or consent in writing to, the election of directors of the Company, then, and in each such event, the Investors to the extent entitled to by law or the Company's certificate of incorporation shall vote (or, if applicable, consent with respect to) all shares of capital stock or voting securities of the Company presently owned or hereafter acquired by them (whether owned of record or over which any such person exercises voting control) in favor of the following actions:

                        (i) to cause and maintain the election to the Board of Directors of four designated representatives (the "VantagePoint
Directors") of VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. (collectively, "VantagePoint"), which VantagePoint Directors shall be four of the directors elected by holders of the Series X Preferred Stock, voting as a separate series, in accordance with the Charter; provided, however, that if the Board of Directors consists of ten or fewer directors, VantagePoint shall only have the right to designate three

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              Amended and Restated Stockholders Agreement - Page 3

VantagePoint Directors and the fourth position shall be filled by an Independent Director in accordance with Section 1.1(b)(v) below, which Independent Director shall be one of the directors elected by holders of the Series X Preferred Stock, voting as a separate series, in accordance with the Charter;

                        (ii) to cause and maintain the election to the Board of Directors of one designated representative of the holders of at least a majority of the outstanding shares of Series Y Preferred Stock (the "Series Y Director"), which Series Y Director shall be one of the directors elected by holders of the Series X Preferred Stock, voting as a separate series, in accordance with the Charter;

                        (iii) to cause and maintain the election to the Board of Directors of the Company's Chief Executive Officer (the "CEO
Director"), at and after such time as such Chief Executive Officer is appointed by the Board of Directors, which CEO Director shall be elected by all of the holders of the Company's capital stock entitled to vote for the election of directors in accordance with the Charter;

                        (iv) to cause and maintain the election to the Board of
Directors: (A) for so long as the Designating Warrant Investors beneficially own outstanding Notes with an aggregate principal amount of at least $10,000,000 or at least 52,631,579 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, two designated representatives of the Designating Warrant Investors beneficially owning a majority of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants owned by such Designating Warrant Investors (or, if the Designating Warrant Investors beneficially own less than 52,631,579 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, the Designating Warrant Investors holding at least a majority of the aggregate principal amount owing under the Notes held by the Designating Warrant Investors), who shall initially be Glen MacMullin and Roger Ehrenberg; and (B) if the Designating Warrant Investors are no longer entitled to designate directors pursuant to clause (A) above, for so long as the Designating Warrant Investors beneficially own outstanding Notes with an aggregate principal amount of at least $5,000,000 or at least 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, one designated representative of the Designating Warrant Investors beneficially owning a majority of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants owned by such Designating Warrant Investors (or, if the Designating Warrant Investors beneficially own less than 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, the Designating Warrant Investors holding at least a majority of the aggregate principal amount owing under the Notes held by the Designating Warrant Investors) (the designated representatives of the Designating Warrant Investors pursuant to this clause (iv), the "Warrant Investor Directors"), which Warrant Investor Directors shall be elected by (a) in the event that the holders of Series X Preferred Stock are entitled to elect five or more directors to the Company's Board of Directors, one of the Warrant Investor Directors shall be one of the directors elected by the holders of the Series X Preferred Stock, voting as a separate series, in accordance with the Charter, and (b) in the event that the holders of Series X Preferred Stock are entitled to elect four or fewer directors to the Company's Board of Directors, none of the Warrant Investor Directors shall be directors elected by the holders of the Series X Preferred

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              Amended and Restated Stockholders Agreement - Page 4

Stock, provided, that any Warrant Investor Directors not elected by the holders of the Series X Preferred Stock pursuant to this subsection 1.1(b)(iv) shall be elected by all of the holders of the Company's capital stock entitled to vote for the election of directors in accordance with the Charter. Notwithstanding the foregoing, if the Purchase Agreement is terminated pursuant to Section 1.5 thereof and the Company pays the Termination Amount (as defined therein) in full, then the Designated Warrant Investors shall cause the Warrant Investor Directors to resign immediately and this subsection 1.1(b)(iv) shall thereupon become null and void;

                        (v) to cause and maintain the election to the Board of Directors of at least three independent directors (and any other directors who are not required to be elected (1) by holders of the Series X Preferred Stock, voting as a separate series, in accordance with the Charter or
(2) by another provision of this Section 1.1, shall be independent directors), who shall be nominated by the Nominating Committee (as defined below) and none of whom shall be an affiliate of any Series X Investor, Series Y Investor or Warrant Investor (the "Independent Directors"), which Independent Directors shall be elected by all of the holders of the Company's capital stock entitled to vote for the election of directors in accordance with the Charter except as provided pursuant to Section 1.1(b)(i) above.

            (c) Vacancies and Removal. Each director shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal. The Series X Investors shall not remove a Series Y Director during his or her term of office, with or without cause, without the prior written approval of holders of at least a majority of the then outstanding shares of Series Y Preferred Stock. Any vacancy in the office of a Series Y Director may be filled only by a designated representative of the holders of at least a majority of the outstanding shares of Series Y Preferred Stock and in each case in accordance with the requirements of this Agreement for designation of the Series Y Director. The remaining Series X Directors shall appoint such designated representative who shall become the Series Y Director to the Board of Directors at the meeting of the Board of Directors next following such designation. Unless the Purchase Agreement is terminated pursuant to Section 1.5 thereof and the Company pays the Termination Amount in full, the Series X Investors shall not remove a Warrant Investor Director during his or her term of office, with or without cause, without the prior written approval of the Designating Warrant Investors beneficially owning a majority of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants owned by such Designating Warrant Investors (or, if the Designating Warrant Investors beneficially own less than 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, with the prior consent of the Designating Warrant Investors holding at least a majority of the aggregate principal amount owing under the Notes held by the Designating Warrant Investors). For so long as the Designating Warrant Investors are entitled to designate a Warrant Investor Director pursuant to Section 1.1(b)(iv), any vacancy in the office of a Warrant Investor Director may be filled only by a designated representative of the Designating Warrant Investors beneficially owning a majority of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants owned by such Designating Warrant Investors (or, if the Designating Warrant Investors beneficially own less than 26,315,790 shares of Common Stock issued or issuable upon exercise of the Investor Warrants, the Designating Warrant Investors holding at least a majority of the aggregate principal amount owing under the Notes held by the Designating Warrant Investors) and in each case in

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              Amended and Restated Stockholders Agreement - Page 5

accordance with the requirements of this Agreement for designation of the Warrant Investor Director. The remaining members of the Board of Directors shall appoint such designated representative who shall become a Warrant Investor Director to the Board of Directors at the meeting of the Board of Directors next following such designation. If the holders of the Series X Preferred Stock elect an Independent Director in accordance with Section 1.1(b)(i) hereof, the holders of the Series X Preferred Stock shall not remove such Independent Director during his or her term of office, with or without cause, without the stockholder approval required in Article VI, Part D, Paragraph 2 of the Charter. Any vacancy in the office of an Independent Director may be filled only by persons selected by either the Nominating Committee or a majority of the remaining Independent Directors then in office.

            (d) Attendance at Meetings. Each of the Investors shall attend, in person or by proxy, and vote its shares of the capital stock of the Company in accordance with this Agreement at, each annual meeting of the stockholders of the Company and each special meeting of the stockholders of the Company involving the election of directors of the Company. The Company shall take all action required under the Delaware General Corporation Law, the Charter and the Company's by-laws to ensure that the appropriate director designees provided for in Section 1.1(b) hereof are submitted for the approval of the Company's stockholders at each meeting of the stockholders of the Company.

            1.2 Observation Rights. Subject to the terms and limitations set forth in this Section 1.2, the holders of at least a majority of the outstanding shares of Series Y Preferred Stock may designate up to two (2) representatives of the Series Y Investors who must be reasonably acceptable to the Company (collectively, the "Observers" and each an "Observer"), who initially shall be Jeff Patterson and Robert A. Sussman, to (i) receive concurrently with the members of the Board of Directors, and in the same manner, notice of and attend regularly scheduled meetings of the Board of Directors and (ii) receive a copy of all materials and other information distributed to the Board of Directors. Notwithstanding anything to the contrary contained in this Agreement, if the observer rights set forth in the Management Rights Agreement dated as of December 28, 2001 by and between the Company and The Lafayette Investment Fund, L.P. are exercised, the observer resulting from such exercise shall count as one of the two Observers permitted under this Section 1.2. Anything in this Section
1.2 to the contrary notwithstanding, the rights of the Observers hereunder shall be subject to the following:

            (a) the rights of the Observers under this Section 1.2 shall not apply (i) to any meeting of any committee of the Board of Directors, (ii) if, in the reasonable judgment of the Board of Directors, the exercise of such rights would adversely affect the attorney-client privilege between the Company and its counsel or (iii) if, in the reasonable judgment of the Board of Directors, there exists an actual or potential conflict of interest; and

            (b) if the agenda with respect to any meeting of the Board of Directors includes, or if it is anticipated that any such meeting will include, any discussions, or actions to be taken, with respect to an Observer or with respect to any matter in which such Observer has a material interest (whether direct or indirect) distinct from other Investors, then such Observer will not have any right to attend the portion of such meeting relating to such discussions or actions, and such Observer will not have any right to receive any materials or other information related thereto.

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              Amended and Restated Stockholders Agreement - Page 6

If, in the reasonable judgment of an Observer, there exists an actual or potential conflict of interest, such Observer shall promptly disclose such actual or potential conflict of interest to the CEO.

Each Observer shall agree not to disclose to any person or entity outside of such Observer's organization (other than to such other party that may participate in the selection of such Observer, but only if such other party has entered into a confidentiality agreement relating to such information with the Company) any confidential information of the Company (including, without limitation, any information relating to the organization, business, finances, products or services of the Company or any proprietary information of the Company) learned by such Observer as a result of the rights granted by this
Section 1.2 or any information concerning a third party with the Company is under a duty to keep confidential ("Confidential Information"). The term "Confidential Information" shall not include information which the Company has voluntarily disclosed to the public without restriction or which has lawfully entered the public domain. Each Observer also agrees that he or she shall not use any Confidential Information other than for purposes of attending meetings of the Board of Directors as contemplated by this Section 1.2 and for the continued management and evaluation of its investment in the Company.

The Company acknowledges that the Observers will likely have, from time to time, information that may be of interest to the Company ("Information") regarding a wide variety of matters including, but not limited to, (a) current and future investments the Observers have made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, technologies, products and services that may be competitive with the Company's, and (b) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, with limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. The Company acknowledges that the Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit the Observer's ability to pursue opportunities based on such Information or that would require the Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

The identity of each Observer shall have been furnished in writing to the Company. No Observer shall be entitled to attend meetings of the Board of Directors of the Company and receive materials and information pursuant to this
Section 1.2 unless the Company shall have receive five business days' prior written notice of such Observer's identity.

            1.3 Termination of Right to Designate Series Y Director. The right of the holders of at least a majority of the outstanding shares of Series Y

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              Amended and Restated Stockholders Agreement - Page 7

Preferred Stock to designate the Series Y Director pursuant to Section 1.1(b)(ii) shall terminate, and be of no further force or effect, from and after the first date on which less than 4,000 shares of Series Y Preferred Stock are outstanding.

            1.4 Nominating Committee. The Company shall form a Nominating Committee of the Board of Director (the "Nominating Committee") that shall nominate the Independent Directors. The Nominating Committee shall be comprised solely of Independent Directors.

            1.5 Independent Directors. Notwithstanding anything to the contrary in this Agreement, each of the Company and the Investors represents and covenants that they shall take such actions as may reasonably be required to maintain such number of directors as may be required to provide for such number of independent directors as required by applicable Securities and Exchange Commission ("SEC") rules and regulations and the rules and regulations of any stock market or exchange on which the Company's Common Stock is traded.


                                   ARTICLE II

                           ADDITIONAL VOTING COVENANTS

            2.1 Creation of Senior Securities. For so long as at least 3,750 shares of Series Y Preferred Stock are outstanding, without the prior written approval of holders of at least a majority of the then outstanding shares of Series Y Preferred Stock, the Series X Investors shall not vote their shares of capital stock of the Company to authorize under Section 5(a) of the Certificate of Designation of Series X Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on November 14, 2001 the Company to, nor shall the Series X Investors authorize under such Section 5(a) any of the Company's subsidiaries to, authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to the Series Y Preferred Stock.

            2.2 Termination of Covenants. The covenants of the Company contained in this Article II shall terminate and, to the extent then applicable, be of no further force or effect upon automatic conversion of both the Series X Preferred Stock and Series Y Preferred Stock in accordance with the Charter.


                                   ARTICLE III

         REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

            3.1 Registration Rights. (a) One or more holders (the "Initiating Holders") of (i) at least 50% of the shares of Common Stock issued, to be issued or issuable upon conversion of the Series X Preferred Stock and upon exercise of the outstanding Guarantee Warrants and Investor Warrants beneficially owned by the holders of the Series X Preferred Stock, (ii) at least 50% of the shares of Common Stock issued, to be issued or issuable upon conversion of the Series Y

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              Amended and Restated Stockholders Agreement - Page 8

Preferred Stock and upon exercise of the outstanding Guarantee Warrants and Investor Warrants beneficially owned by the holders of the Series Y Preferred Stock or (iii) at least 50% of the shares of the Common Stock issued, to be issued or issuable upon exercise of the outstanding Investor Warrants beneficially owned by the Designating Warrant Investors, may notify (the "Initiating Holder Notice") the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Shares (as defined below) held by them and, if applicable, that they intend to distribute the Registrable Shares by means of an underwriting. Upon the receipt of the Initiating Holder Notice, the Company shall provide written notice (the "Notice") to all remaining holders of Registrable Shares. Upon written request of any such holder given within 10 days of the date of the Notice, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the Initiating Holders, the "Participating Investors") to be registered on Form S-3 or, if Form S-3 is not then available, on such other form that is available for use by the Company (a "Registration Statement") under the Securities Act of 1933, as amended (the "Act") as expeditiously as possible; provided, however, that the minimum market value of any offering and registration of Registrable Shares made pursuant to this Section 3.1 shall be at least $5,000,000; provided further, however, that the minimum market value requirement in the immediately preceding proviso shall not apply to an offering and registration of all Registrable Shares beneficially owned by the Designating Warrant Investors if the Purchase Agreement is terminated pursuant to Section 1.5 thereof and the Company fails to pay the Termination Amount (as defined therein) on or before the second business day after receipt by the Company of the Termination Notice (as defined therein). Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Shares of any holder who fails to provide promptly the Company such information as it may reasonably request at any time to enable the Company to comply with any applicable law or regulation or to facilitate preparation of a Registration Statement. "Registrable Shares" means the shares of Common Stock issued, to be issued or issuable upon conversion of the Series X Preferred Stock, the Series Y Preferred Stock, the Guarantee Warrants and the Investor Warrants or issued as payment of interest in accordance with the terms of the senior secured promissory notes issued pursuant to the Purchase Agreement, excluding any such shares of Common Stock that have been (A) registered under the Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (B) publicly sold pursuant to Rule 144 under the Act.

            (b) In connection with any registration under this Agreement involving an underwriting, the underwriter shall be selected by the Participating Holders that hold a majority of Registrable Shares proposed to be included in the underwriting, with the consent of the Company, such consent to not be unreasonably withheld. The Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon among the Company, the Initiating Holders and such underwriters. If in connection with any registration under this Agreement involving an underwriting, the managing underwriter shall impose a limitation on the number of Registrable Shares which may be included in any such Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only the amount as is determined in good faith by such managing underwriter. All Investors proposing to distribute their securities through

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              Amended and Restated Stockholders Agreement - Page 9

such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting; provided, however that no Investor shall be required to make any representations, warranties or indemnities except as they relate to such Investor's ownership of Registrable Shares and authority to enter into the underwriting agreement and to such Investor's intended method of distribution, and the liability of such Investor shall be limited to an amount equal to the net proceeds of the offering received by such Investor. If the number of Registrable Shares to be included in the offering is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the reduction shall be made on a pro rata basis, based upon the aggregate number of Registrable Shares requested to be included in such Registration Statement; provided, however, that, if the Investors holding Registrable Shares request to include such Registrable Shares in the offering, in no event may (i) less than 51% of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Shares beneficially owned by Series X Investors; (ii) less than 15% of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Shares beneficially owned by Series Y Investors; and (iii) less than 34% of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Shares beneficially owned by Designating Warrant Investors, except that no reduction shall be made in the number of Registrable Shares beneficially owned by the Designating Warrant Investors to be included in any such offering if the Purchase Agreement is terminated pursuant to Section
1.5 thereof and the Company fails to pay the Termination Amount (as defined therein) on or before the second business day after receipt by the Company of the Termination Notice (as defined therein).

            (c) Notwithstanding the foregoing, the Company shall not be required to effect more than one registration during any six-month period pursuant to this Section 3.1. If prior to the time the Company receives an Initiating Holder Notice, the Board of Directors has directed the Company to proceed with a public offering under the Act, no registration of Registrable Shares shall be initiated pursuant to this Section 3 until 180 days after the effective date of the registration statement registering such public offering. With respect to a proposed offering of Registrable Shares pursuant to a fully underwritten public offering, the Company shall not publicly announce or file any other registration statement for a period of 90 days after the effective date of such Registration Statement without the prior written consent of the holders of a majority of the Registrable Shares included in such Registration Statement, other than a registration statement on Form S-4 or Form S-8 or any successor form thereto.

            (d) The registration rights set forth in this Agreement shall expire and terminate on July 1, 2008.

            (e) The Company may include shares of Common Stock to be sold by it in any registration requests pursuant to this Section 3.1 so long as all Registrable Shares requested for inclusion in any such Registration Statement shall have been included therein and, in the case of an underwritten public offering, the inclusion of any shares of Common Stock to be sold by the Company does not, in the opinion of the managing underwriter of such offering, reduce the offering price of the shares to be sold by the holders of Registrable Shares included in such Registration Statement.

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              Amended and Restated Stockholders Agreement - Page 10

            3.2 Incidental Registration. If the Company at any time (other than pursuant to Section 3.1) proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of security holders other than the Investors or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Shares for sale to the public), each such time it will give written notice to each Investor then holding Registrable Shares of its intention so to do. Upon the written request of any such Investor, received by the Company within 30 days after the giving of any such notice by the Company, to register any of such Registrable Shares, the Company will use its best efforts to cause such Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 3.2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Shares to be included in such an underwriting may be reduced (pro rata among the requesting Investors based upon the number of Registrable Shares owned by such Investors) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of Registrable Shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or the requesting Investors, and provided, further, however, that in no event may less than 30% of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3.2 without thereby incurring any liability to the holders of Restricted Stock.

            3.3 Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Act, the Company shall:

            (a) file with the SEC a Registration Statement with respect to such Registrable Shares and use its reasonable best effort to cause that Registration Statement to become effective;

            (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus contained therein (the "Prospectus") and used in connection therewith as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding the earlier of (i) July 1, 2008, (ii) the date on which the Participating Investors may sell the Registrable Shares included in such Registration Statement without restriction by the volume limitations of Rule 144(e) of the Act or (iii) such time as all Registrable Shares have been sold;

            (c) furnish to the Participating Investors or the underwriter, if any, with respect to any Registrable Shares registered under a Registration Statement such number of copies of such

              Amended and Restated Stockholders Agreement - Page 11

Registration Statement, Prospectuses, including the preliminary prospectuses, in conformity with the requirements of the Act and such other documents as the Participating Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Participating Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses, including the preliminary prospectuses, to the Participating Investor shall be subject to the receipt by the Company of reasonable assurances from the Participating Investor that the Participating Investor and the underwriter, if any, will comply with the applicable provisions of the Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or preliminary prospectuses;

            (d) file documents required of the Company for normal blue sky clearance in states specified in writing by the Participating Investor or the underwriter, if any; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

            (e) use its commercially reasonable efforts to cause all such Registrable Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or traded.

            3.4 Transfer of Registrable Shares after Registration; Suspension.

            (a) Each Participating Investor agrees that it will not effect any disposition of the Registrable Shares or its right to purchase the Registrable Shares that would constitute a sale within the meaning of the Act except as contemplated in a Registration Statement referred to in Sections 3.1 or 3.2 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in a Registration Statement or any Prospectus regarding the Participating Investor or its plan of distribution.

            (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to a Registration Statement or a supplement to the related Prospectus, a new Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Participating Investor copies of any documents filed pursuant to Section 3.4(b)(i); and (iii) inform each Participating Investor that the Company has complied with its obligations in Section 3.4(b)(i) (or that, if the Company has filed a post-effective amendment to such Registration Statement which has not yet been declared effective, the Company will notify the Participating Investor to that effect, will use its reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Participating Investor when the amendment has become effective).

              Amended and Restated Stockholders Agreement - Page 12

            (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness a Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, in the good faith determination of the Company's Disinterested Directors upon the advice of counsel, necessitates the making of any changes in a Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Participating Investors (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Participating Investors will refrain from selling any Registrable Shares pursuant to such Registration Statement (a "Suspension") until the Participating Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Participating Investor, the Participating Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this
Section 3.4(c).

            (d) NOTWITHSTANDING THE FOREGOING PARAGRAPHS OF THIS SECTION 3.4, THE PARTICIPATING INVESTOR SHALL NOT BE PROHIBITED FROM SELLING REGISTRABLE SHARES UNDER A REGISTRATION STATEMENT AS A RESULT OF SUSPENSIONS ON MORE THAN TWO OCCASIONS OF NOT MORE THAN 60 DAYS EACH IN ANY TWELVE-MONTH PERIOD.


            (e) Provided that a Suspension is not then in effect, a Participating Investor may sell Registrable Shares under a Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Shares.

              Amended and Restated Stockholders Agreement - Page 13

            3.5 Indemnification.

            (a) In the event of any registration of any of the Registrable Shares under this Agreement, the Company agrees to indemnify and hold harmless each Participating Investor, each underwriter, if any, of such Registrable Shares, and each other person, if any, who controls such Participating Investor or underwriter within the meaning of Section 15 of the Act from and against any losses, claims, damages or liabilities to which such Participating Investor, underwriter or controlling person may become subject (under the Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in a Registration Statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will reimburse such Participating Investor, underwriter or controlling person for any reasonable legal or other reasonable expenses incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement made in such Registration Statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Investor specifically for use in preparation of a Registration Statement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Participating Investor or underwriter prior to the pertinent sale or sales by such Participating Investor or underwriter. For purposes of this Section 3.5, the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to a Registration Statement referred to in Sections 3.1 or 3.2 and any documents incorporated by reference therein. The Company shall reimburse each Participating Investor, underwriter or controlling person for the amounts provided for herein on demand as such expenses are incurred.

            (b) Each Participating Investor agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act from and against any losses, claims, damages or liabilities to which the Company, officer, director or controlling person may become subject (under the Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Participating Investor specifically for use in preparation of such Registration Statement or documents incorporated by reference therein, and the Participating Investor will reimburse the Company, officer, director or controlling person, as the case may be, for any reasonable legal or other reasonable expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Participating Investor's obligation to indemnify the

              Amended and Restated Stockholders Agreement - Page 14

Company shall be limited to the net proceeds received by the Investor from the sale of the Registrable Shares included in such Registration Statement. The Participating Investor shall reimburse the Company for the amounts provided for herein on demand as such expenses are incurred.

            (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and such indemnifying person shall assume the defense of any such claim or any litigation resulting therefrom; provided, however that the omission to so notify the indemnifying person will not relieve such indemnifying person from any liability which it may have to any indemnified person under this Section 3.5 unless and except to the extent that the indemnifying person is prejudiced by such omission. After such notice, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists an actual or potential conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are related to the subject matter of such proceeding.

            (d) If the indemnification provided for in this Section 3.5 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Participating Investor, as well as any other Participating Investors under such registration statement, on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Participating Investor or other Participating Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.

              Amended and Restated Stockholders Agreement - Page 15

The Company and the Participating Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Participating Investor and other Participating Investor s were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Participating Investor shall not be required to contribute any amount in excess of the net proceeds of such Registrable Shares included in such Registration Statement received by such Participating Investor. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its sale of Registrable Shares to which such loss relates and shall not be joint with any other Participating Investor.

            (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3.5, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3.5 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in a Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 3.5, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 3.5 and further agree not to attempt to assert any such defense.

            3.6 Termination of Conditions and Obligations. The conditions precedent imposed by this Section 3 or otherwise under this Agreement upon the transferability of shares of Common Stock (including shares of Common Stock to be issued or issuable upon conversion of shares of Series X Preferred Stock or Series Y Preferred Stock or exercise of Guarantee Warrants and Investor Warrants) shall cease and terminate as to any particular number of the such shares when such shares shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in such Registration Statement covering such Registrable Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Act.

            3.7 Information Available. So long as a Registration Statement is effective covering the resale of Registrable Shares owned by a Participating Investor, the Company will furnish to the Participating Investor on demand:

              Amended and Restated Stockholders Agreement - Page 16

                        (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits); and

                        (b) upon the request of the Participating Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this
Section 3.7 as filed with the SEC and all other information that is made available to shareholders.

            3.8 Expenses. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 3.1 or 3.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for all the Participating Investors shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be obligated to pay any expenses of the holders of the Registrable Shares in connection with any registration initiated pursuant to Section 3.1 of this Agreement if such registration statement is withdrawn, delayed or abandoned at the request of the Participating Investors or if any Participating Investors withdraw their request to register their Registrable Shares and the market value of the Registrable Shares to be then registered is less than $5,000,000; provided, however, that if at the time of such withdrawal, the Participating Investors have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Participating Investors at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then such Participating Investors shall not be required to pay any such expenses and shall retain their rights pursuant to Section 3.1 or 3.2.

            3.9 Prior Registration Rights Agreement. Pursuant to Section 1.11 of the Amended and Restated Investors Rights Agreement dated July 16, 1999 (the "Investors Rights Agreement") by and among the Company, VantagePoint and certain other parties thereto, VantagePoint hereby consents to the registration rights set forth in this Agreement.

            3.10 "Lock-Up" Agreements with Underwriters. If on any occasion of registration in which the Company proposes to file a registration statement under the Act pursuant to a firmly-underwritten public offering, the managing underwriter shall request an agreement by the Investors not to sell any capital stock of the Company so held by each Investor for a period of 90 days after the effectiveness of any such registration statement in order to effect an orderly public distribution thereof, then the Investors shall agree to enter into and execute such an agreement with such managing underwriter and the Company pertaining to a restriction on the transfer of any shares of capital stock of the Company then held by the Investor during such 90-day period, provided that VantagePoint may elect to agree to such shorter period that it, after consulting with the managing underwriter, in its sole opinion deems advisable, provided that such shorter period is applicable to all other Investors.

              Amended and Restated Stockholders Agreement - Page 17

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

            4.1 Notices. All notices, requests, consents and other communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, by express overnight courier service, or by electronic mail or facsimile transmission (with a confirming copy sent by U.S. mail, first class, postage prepaid mail), or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at 545 Long Wharf Drive, Fifth Floor, New Haven, CT 06511, Attention: Senior Vice President and General Counsel, Fax No: (203) 624-4231, and with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02111, Attention: Mark H. Burnett, and to such other parties at the address set forth in Schedule A to the Company's Series X Convertible Preferred Stock Purchase Agreement dated as of November 14, 2001 (the "Series X Stock Purchase Agreement") or Schedule A to the Series Y Convertible Preferred Stock Purchase Agreement dated as of December 28, 2001 (the "Series Y Stock Purchase Agreement"), or Schedule A or Schedule B to the Purchase Agreement, as the case may be, or at such other address as may hereafter be designated in writing by the addressee, with a copy to the respective party's counsel listed therein. All notices shall be considered to be delivered three (3) days after dispatch in the event of first class or registered mail, and on the next succeeding business day in the event of electronic mail or facsimile transmission (with confirmation of receipt) or overnight courier service.

            4.2 Restrictive Legend. During the term of this Agreement the certificate(s) evidencing the shares of Series X Preferred Stock and Series Y Preferred Stock subject to this Agreement may be inscribed by the Company with the following legend, or one substantially similar thereto:

                        The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company.

            4.3 Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the party against whom the waiver, amendment or termination is to be effective; provided, however, that the Series X Investors holding at least a majority of the outstanding shares of Series X Preferred Stock, voting as a separate class, the Series Y Investors holding at least a majority of the outstanding shares of Series Y Preferred Stock, voting as a separate class, the holders of any Guarantee Warrants then outstanding representing at least a majority of the Common Stock issuable upon exercise of the Guarantee Warrants, voting as a separate class, and the holders of any Investor Warrants then outstanding representing at least a majority of the

              Amended and Restated Stockholders Agreement - Page 18

Common Stock issuable upon exercise of the Investor Warrants, voting as a separate class, may effect any such waiver, modification, amendment or termination on behalf of all of the Series X Investors, the Series Y Investors, the holders of the Guarantee Warrants and the holders of the Investor Warrants, respectively; provided further, however, that (i) any such waiver, amendment or modification made with the consent of less than all of the Series X Investors may only be made in a manner which applies to all Series X Investors in the same fashion, (ii) any such waiver, amendment or modification made with the consent of less than all of the Series Y Investors may only be made in a manner which applies to all Series Y Investors in the same fashion, (iii) any such waiver, amendment or modification made with the consent of less than all holders of the Guarantee Warrants may only be made in a manner which applies to all such holders of the Guarantee Warrants in the same fashion, (iv) any such waiver, amendment or modification made with the consent of less than all holders of the Investor Warrants may only be made in a manner which applies to all such holders of the Investor Warrants in the same fashion; and (v) if this Agreement is amended, modified or terminated, or a waiver with respect to all parties hereto is given, without the unanimous consent of the Series X Investors, the Series Y Investors, the holders of the Guarantee Warrants or the holders of the Investor Warrants, all such Series X Investors, Series Y Investors, holders of the Guarantee Warrants or holders of the Investor Warrants that are not a party to such agreement shall be given prompt notice of such amendment, modification, termination or waiver. Notwithstanding anything to the contrary in this Agreement, (a) if the Designating Warrant Investors do not have the right to designate at least one Warrant Investor Director pursuant to Section 1.1(b)(iv) hereof, then no approval or signature of any Designating Warrant Investors shall be necessary for the waiver, amendment or termination of any provision of
Article I hereof; and (b) if the Designating Warrant Investors do not beneficially own any Investor Warrants, then no approval or signature of any Designating Warrant Investors shall be necessary for the waiver, amendment or termination of any provision of Article III hereof. No waiver hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

            4.4 Governing Law. The provision of Article I of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof, and all other provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of the conflicts of laws thereof.

            4.5 Additional Parties. The Company shall take all necessary action to ensure that each person who shall on or after the date hereof acquire shares of Series X Preferred Stock, Series Y Preferred Stock, Guarantee Warrants or Investor Warrants shall become a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, and such additional party shall thereafter be added to Annex I hereto and be deemed a Series X Investor, a Series Y Investor, a holder of Guarantee Warrants or a holder of Investor Warrants, as the case may be, for all purposes of this Agreement without the requirement of consent of the other parties hereto.

            4.6 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision

              Amended and Restated Stockholders Agreement - Page 19

and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            4.7 Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

            4.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.9 Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

            4.10 Termination of Existing Stockholders Agreement. By executing and delivering this Agreement, the Company, the Guarantee Warrant Holders, the Series X Investors and the Series Y Investors hereby terminate the Existing Stockholders Agreement which shall be of no further force and effect.

            4.11 Effective Date. This Agreement shall become effective upon the Initial Closing as defined in the Purchase Agreement.


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
              Amended and Restated Stockholders Agreement - Page 20


            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                  DSL.NET, INC.


                                  By:  /s/ David F. Struwas
                                       -------------------------------
                                  Name:  David F. Struwas
                                       -------------------------------
                                  Title: Chief Executive Officer
                                        ------------------------------




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
              Amended and Restated Stockholders Agreement - Page 21



                                     DEUTSCHE BANK AG LONDON,
                                     BY DB ADVISORS LLC AS INVESTMENT ADVISOR

                                     By: /s/ Roger Ehrenberg
                                        -----------------------------------
                                     Name:  Roger Ehrenberg
                                          ---------------------------------
                                     Title: President
                                           --------------------------------














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
              Amended and Restated Stockholders Agreement - Page 22


                              COLUMBIA CAPITAL EQUITY PARTNERS II (QP), L.P.

                              By: Columbia Capital Equity Partners, L.L.C.


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

                              By: Columbia Capital Equity Partners III, L.P.
                                  Its: General Partner


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA CAPITAL EQUITY PARTNERS II (CAYMAN), LP

                              By: Columbia Capital Equity Partners, L.L.C.
                                  Its: General Partner


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------




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
              Amended and Restated Stockholders Agreement - Page 23

                              COLUMBIA CAPITAL EQUITY PARTNERS II, LP

                              By: Columbia Capital Equity Partners, L.L.C.
                                  Its: General Partner


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), LP

                              By: Columbia Capital Equity Partners III
                                  (Cayman), Ltd.
                                  Its: General Partner


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA CAPITAL EQUITY PARTNERS III (AI), LP

                              By: Columbia Capital Equity Partners III, L.P.
                                  Its: General Partner


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------




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              Amended and Restated Stockholders Agreement - Page 24


                              COLUMBIA CAPITAL INVESTORS III, LLC

                              By: Columbia Capital III, LLC
                                  Its: Manager


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA CARDINAL PARTNERS, L.L.C.

                              By: Columbia Partners, L.L.C.


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------


                              COLUMBIA BROADSLATE PARTNERS LLC

                              By: Columbia Capital III, L.L.C.
                                  Its:


                              By: /s/ Harry F. Hopper, III
                                 ------------------------------------------
                              Name:  Harry F. Hopper, III
                                   ----------------------------------------
                              Title: Partner
                                    ---------------------------------------




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              Amended and Restated Stockholders Agreement - Page 25


                              CHARLES RIVER PARTNERSHIP X, A LIMITED PARTNERSHIP

                              By: Charles River X GP, LLC, General Partner


                              By: /s/ Richard M. Burnes, Jr.
                                 ------------------------------------------
                              Name:  Richard M. Burnes, Jr.
                                   ----------------------------------------
                              Title: Managing Member
                                    ---------------------------------------


                              CHARLES RIVER PARTNERSHIP X-A, A LIMITED
                              PARTNERSHIP

                              By: Charles River X GP, LLC, General Partner


                              By: /s/ Richard M. Burnes, Jr.
                                 ------------------------------------------
                              Name:  Richard M. Burnes, Jr.
                                   ----------------------------------------
                              Title: Managing Member
                                    ---------------------------------------


                              CHARLES RIVER FRIENDS X-B, LLC

                              By: Charles River Friends, Inc., Manager


                              By: /s/ Richard M. Burnes, Jr.
                                 ------------------------------------------
                              Name:  Richard M. Burnes, Jr.
                                   ----------------------------------------
                              Title: Managing Member
                                    ---------------------------------------


                              CHARLES RIVER FRIENDS X-C, LLC

                              By: Charles River Friends, Inc., Manager


                              By: /s/ Richard M. Burnes, Jr.
                                 ------------------------------------------
                              Name:  Richard M. Burnes, Jr.
                                   ----------------------------------------
                              Title: Managing Member
                                    ---------------------------------------



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
              Amended and Restated Stockholders Agreement - Page 26


                              THE LAFAYETTE INVESTMENT FUND, L.P.

                              By: Lafayette Investment Partners, L.P.,
                                  its sole general partner

                              By: Lafayette Private Equities, Inc.,
                                  its sole general partner


                                  By: /s/ Robert Sussman
                                      -------------------------------------
                                      Robert Sussman
                                      Vice President




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              Amended and Restated Stockholders Agreement - Page 27


                                    N.I.G. -  BROADSLATE, LTD.


                                    By: /s/ George Nasra
                                       ------------------------------------
                                    Name:  George Nasra
                                         ----------------------------------
                                    Title:  Managing Member
                                          ---------------------------------







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              Amended and Restated Stockholders Agreement - Page 28



                              VantagePoint Venture Partners III (Q), L.P.

                              By: VantagePoint Venture Associates III, L.L.C.,
                                  its general partner

                              By: /s/ James D. Marver
                                  -----------------------------------------

                              Name:  James D. Marver
                                    ---------------------------------------
                              Managing Member


                              VantagePoint Venture Partners III, L.P.

                              By: VantagePoint Venture Associates III, L.L.C.,
                                  its general partner

                              By: /s/ James D. Marver
                                  -----------------------------------------

                              Name:  James D. Marver
                                    ---------------------------------------
                              Managing Member


                              VantagePoint Communications Partners, L.P.

                              By: VantagePoint Communications Associates,
                                  L.L.C., its general partner

                              By: /s/ James D. Marver
                                  -----------------------------------------

                              Name:  James D. Marver
                                    ---------------------------------------
                              Managing Member


                              VantagePoint Venture Partners 1996, L.P.

                              By: VantagePoint Associates, L.L.C., its general
                                  partner

                              By: /s/ James D. Marver
                                  -----------------------------------------

                              Name:  James D. Marver
                                    ---------------------------------------
                              Managing Member



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
              Amended and Restated Stockholders Agreement - Page 29

                                     ANNEX I

                                  DSL.NET, INC.

                             Instrument of Adherence

            The undersigned, _____________________, in order to become the owner or holder of [________ shares] [Warrants to purchase shares] of the [Common Stock/Series X Preferred Stock/Series Y Preferred Stock, of DSL.NET, INC., a Delaware corporation (the "Company"), hereby agrees to become a party to that certain Stockholders Agreement (the "Agreement") dated as of July 18, 2003 (as may be amended from time to time in accordance with its terms) (the "Agreement") among the Company and the other parties thereto, and to be bound by all provisions thereof. The undersigned agrees to become an Investor (as defined in the Agreement) under the terms of the Agreement. This Instrument of Adherence shall take effect and shall become a part of said Agreement immediately upon execution by the undersigned hereto and acceptance thereof by the Company.

            Executed as a contract under seal as of the date set forth below:

                                     Signature:
                                                ---------------------------

                                     Name:
                                           --------------------------------

                                     By:
                                         ----------------------------------

                                     Address:
                                              -----------------------------



                                     Social Security No.:
                                                         ------------------

                                     Date:
                                          ---------------------------------

                                     Accepted :




                                     DSL.NET, INC.


                                     By:
                                         ----------------------------------
                                     Name:
                                     Title:

                                     Date:
                                           --------------------------------